UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2007

FIRST STATE BANCORPORATION

(Exact name of registrant as specified in its charter)

NEW MEXICO	001-12487	85-0366665
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO	87109
(Address of principal executive offices)	(Zip Code)

(505) 241-7500

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 26, 2007, the Registrant issued a News Release announcing its second quarter 2007 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2007, the Registrant’s Compensation Board of Directors approved certain amendments to employment agreements for its named executive officers, Michael R. Stanford, President and CEO, H. Patrick Dee, Executive Vice President and COO, Christopher C. Spencer, Senior Vice President and Chief Financial Officer, and Marshall G. Martin, Executive Vice President and Corporate Counsel.

For all of the named executive officers, the agreements were amended to indicate that upon termination due to a change in control, the Company will purchase medical insurance and benefits coverage on the date of termination for the severance period, or if the executive secures equivalent coverage, the Company will reimburse the executive. For Mr. Stanford, Mr. Dee, and Mr. Spencer, this same amendment was made as a severance benefit prior to a change in control.

For Mr. Stanford and Mr. Dee, the agreements were amended to define payments made under the Company’s Deferred Compensation Plan as a fringe benefit, thereby authorizing continued payment during any applicable severance period.

For Mr. Spencer, the agreement was amended to include a gross up for any excise tax that would be due for a parachute payment as defined by Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended.

There were no other material amendments to the employment agreements.

Item 9.01	Financial Statements and Exhibits.

(d)	10.1 Second Amendment to Executive Employment Agreement (Stanford)

10.2 Second Amendment to Executive Employment Agreement (Dee)

10.3 Second Amendment to Executive Employment Agreement (Spencer)

10.4 Second Amendment to Executive Employment Agreement (Martin)

99.1 News release, dated July 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION

Date: July 27, 2007	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Second Amendment to Executive Employment Agreement (Stanford)

10.2	Second Amendment to Executive Employment Agreement (Dee)

10.3	Second Amendment to Executive Employment Agreement (Spencer)

10.4	Second Amendment to Executive Employment Agreement (Martin)

99.1	News release, dated July 26, 2007.